UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 16, 2010
PAA Natural Gas Storage, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-34722 (Commission File Number)	27-1679071 (IRS Employer Identification No.)
333 Clay Street, Suite 1500
Houston, Texas 77002
(Address of principal executive office) (Zip Code)
(713) 646-4100
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective August 16, 2010, the General Partner of PAA Natural Gas Storage, L.P. (the “Partnership”) amended and restated the Amended and Restated Agreement of Limited Partnership of the Partnership (the “Second Amended and Restated Agreement”). The Second Amended and Restated Agreement reduces the number of Series A subordinated units held by Plains All American Pipeline, L.P. (“PAA”) by 2 million units (from 13,934,351 units to 11,934,351 units) and increases the number of Series B subordinated units held by PAA by an equivalent amount (from 11,500,000 units to 13,500,000 units). The Second Amended and Restated Agreement also establishes two additional tranches of Series B subordinated units, as described in more detail below.
     After giving effect to the Second Amended and Restated Agreement, the Series B subordinated units held by PAA will convert into Series A subordinated units upon satisfaction of the following operational and financial conditions:
•	2,600,000 Series B subordinated units will convert into Series A subordinated units on a one-for-one basis if (a) the aggregate amount of working gas storage capacity at Pine Prairie that has been placed into service totals at least 29.6 Bcf, (b) we generate distributable cash flow for two consecutive quarters sufficient to pay a quarterly distribution of at least $0.36 per unit (representing an annualized distribution of $1.44 per unit) on the weighted average number of outstanding common units and Series A subordinated units and all of such Series B subordinated units and (c) we make a quarterly distribution of available cash of at least $0.36 per quarter for two consecutive quarters on all outstanding common units and Series A subordinated units and the corresponding distributions on our general partner’s 2.0% interest and the related distributions on the incentive distribution rights. Before giving effect to the Second Amended and Restated Agreement, there were 4,600,000 Series B subordinated units included in this tranche.

•	2,833,333 Series B subordinated units will convert into Series A subordinated units on a one-for-one basis if (a) the aggregate amount of working gas storage capacity at Pine Prairie that has been placed into service totals at least 35.6 Bcf, (b) we generate distributable cash flow for two consecutive quarters sufficient to pay a quarterly distribution of at least $0.3825 per unit (representing an annualized distribution of $1.53 per unit) on the weighted average number of outstanding common units and Series A subordinated units and all of such Series B subordinated units and, if any, the Series B subordinated units described in the prior bullet, and (c) we make a quarterly distribution of available cash of at least $0.3825 per quarter for two consecutive quarters on all outstanding common units and Series A subordinated units and the corresponding distributions on our general partner’s 2.0% interest and the related distributions on the incentive distribution rights. Before giving effect to the Second Amended and Restated Agreement, there were 3,833,333 Series B subordinated units included in this tranche.

•	2,066,667 Series B subordinated units will convert into Series A subordinated units on a one-for-one basis if (a) the aggregate amount of working gas storage capacity at Pine Prairie that has been placed into service totals at least 41.6 Bcf, (b) we generate distributable cash flow for two consecutive quarters sufficient to pay a quarterly distribution of at least $0.4075 per unit (representing an annualized distribution of $1.63 per unit) on the weighted average number of outstanding common units and Series A subordinated units and all of such Series B subordinated units and, if any, the Series B subordinated units described in the prior two bullets, and (c) we make a quarterly distribution of available cash of at least $0.4075 per quarter for two consecutive quarters on all outstanding common units and Series A subordinated units and the corresponding distributions on our general partner’s 2.0% interest and the related distributions on the incentive distribution rights. Before giving effect to the Second Amended and Restated Agreement, there were 3,066,667 Series B subordinated units included in this tranche.

•	3,000,000 Series B subordinated units will convert into Series A subordinated units on a one-for-one basis if (a) the aggregate amount of working gas storage capacity at Pine Prairie that has been placed into service totals at least 48.0 Bcf, (b) we generate distributable cash flow for two consecutive quarters sufficient to pay a quarterly distribution of at least $0.4275 per unit (representing an annualized distribution of $1.71 per unit) on the weighted average number of outstanding common units and Series A subordinated units and all of such Series B subordinated units and, if any, the Series B subordinated units described in the prior three bullets, and (c) we make a quarterly distribution of available cash of at least $0.4275 per quarter for two consecutive quarters on all outstanding common units and Series A subordinated units and the corresponding distributions on our general partner’s 2.0% interest and the related distributions on the incentive distribution rights.

•	3,000,000 Series B subordinated units will convert into Series A subordinated units on a one-for-one basis if (a) the aggregate amount of working gas storage capacity at Pine Prairie that has been placed into service totals at least 48.0 Bcf, (b) we generate distributable cash flow for two consecutive quarters sufficient to pay a quarterly distribution of at least $0.45 per unit (representing an annualized distribution of $1.80 per unit) on the weighted average number of outstanding common units and Series A subordinated units and all of such Series B subordinated units and, if any, the Series B subordinated units described in the prior four bullets, and (c) we make a quarterly distribution of available cash of at least $0.45 per quarter for two consecutive quarters on all outstanding common units and Series A subordinated units and the corresponding distributions on our general partner’s 2.0% interest and the related distributions on the incentive distribution rights.
     A copy of the Second Amended and Restated Agreement is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
     On August 16, 2010, the Partnership issued a press release announcing the modifications contained in the Second Amended and Restated Partnership Agreement. The press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

3.1	Second Amended and Restated Agreement of Limited Partnership of PAA Natural Gas Storage, L.P., dated August 16, 2010
99.1	Press Release dated August 16, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAA NATURAL GAS STORAGE, L.P.

	By:	PNGS GP LLC,
its general partner

Dated: August 20, 2010	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Second Amended and Restated Agreement of Limited Partnership of PAA Natural Gas Storage, L.P., dated August 16, 2010
99.1	Press Release dated August 16, 2010